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                                                                   Exhibit 10.20

                                SECOND AMENDMENT
                                       TO
                 REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT

         This Second Amendment (the "Second Amendment") to Revolving Credit and Line of Credit Agreement, dated as of December 21, 2000, is entered into by and between Office Depot, Inc., a Delaware corporation ("Borrower") and the various financial institutions party to the Credit Agreement (hereinafter defined) which execute one or more counterparts of this Second Amendment and which collectively constitute the Required Lenders (as defined in the Credit Agreement.)

                                  WITNESSETH:

         WHEREAS, the Borrower has heretofore entered into a Revolving Credit and Line of Credit Agreement, dated as of February 20, 1998, with SunTrust Bank (f/k/a SunTrust Bank, Central Florida, National Association), a national banking association ("SunTrust"), Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), a national banking association ("Bank of America"), Citibank, N.A., a national banking association ("Citibank"), Bank One, NA (f/k/a The First National Bank of Chicago), a national banking association ("Bank One"), Royal Bank of Canada, a Canadian chartered bank ("Royal Bank"), Hibernia National Bank, a national banking association, Fifth Third Bank, a national banking association, Banca di Roma, a bank organized under the laws of Italy operating through its New York branch, and First Union National Bank (as successor in interest to Corestates Bank, N.A.), a national banking association (collectively, the "Lenders" and, individually, a "Lender"), SunTrust as Administrative Agent, Bank of America as Syndication Agent and as Documentation Agent and Bank One, Citibank and Royal Bank as Co-Agents for the Lenders (as heretofore amended, modified or supplemented, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein having the meanings assigned thereto in the Credit Agreement);

         WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement;

         WHEREAS, subject to the terms and conditions set forth herein, the Lenders executing this Second Amendment are willing to undertake certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower and the undersigned Lenders hereby agree as follows:

         SECTION 1. AMENDMENTS. Upon the satisfaction by the Borrower of the conditions precedent set forth in Section 2 below, and in reliance on the warranties of the Borrower set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

         1.1. The term "Applicable Margin" contained in Section 1.1 is amended in its entirety to read as follows:

         "        "Applicable Margin" shall mean the number of basis points
         designated below based on the rating of the Borrower's senior unsecured long-term debt by either or both of Moody's and S&P in effect on the date of determination (the "Rating"):

                                                                                Eurodollar
                                                                                 Margin/
                             Rating:                                            Letter of
          Level            S&P/Moody's                Facility Fee              Credit Fee
          -----            -----------                ------------              ----------
            I              >A-/A3                      10.0 bp                   27.5 bp
                           -
           II               BBB+/Baal                  12.5 bp                   37.5 bp
          III               BBB/Baa2                   15.0 bp                   47.5 bp
           IV               BBB-/Baa3                  17.5 bp                   70.0 bp
            V              <BBB-/Baa3                  22.5 bp                   102.5 bp


                  provided, however, that:

                  (a) if the Ratings established by S&P and Moody's shall fall within different Levels, the Applicable Margin shall be based upon the higher Level (i.e., higher Rating), provided the Ratings are not more than one Level apart and, if they are more than one Level apart, the Applicable Margin shall be based on the Rating one Level below the higher of the two Levels;

                  (b) if any Rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the agency making such change;

                  (c) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent Rating by S&P or Moody's, as the case may be;

                  (d) if only one of S&P or Moody's shall have in effect a Rating, the Applicable Margin shall be determined by reference to the available Rating; and

                  (e) if neither S&P nor Moody's shall have in effect a Rating, and no comparable rating shall be issued by a rating agency proposed by Borrower and approved by the Required Lenders, which approval shall not unreasonably be withheld, the Applicable Margin shall be determined by reference to the lowest Level (i.e. lowest Rating)."

        1.2 The term "Fixed Charge Coverage Ratio" contained in Section 1.1 is amended in its entirety to read as follows:


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         "        "Fixed Charge Coverage Ratio" shall mean, as at the end of any fiscal period of Borrower, the ratio of (A) Consolidated EBITR for such fiscal period to (B) the sum of (i) Consolidated Interest Expense plus (ii) Consolidated Rental Expense plus (iii) any interest and other continuing program fees (excluding initial closing fees) related to an accounts receivable securitization program (including any such interest or fees for which the Borrower or any Subsidiary is liable arising in connection with any private label credit card program), each for such fiscal period; provided that for purposes of any relevant period there shall be added to Consolidated EBITR for purposes of the determination of the Fixed Charge Coverage Ratio an amount, not to exceed $350,000,000, equal to the Borrower's restructuring charges announced on January 3, 2001 (the "Restructuring Charges")."

         1.3 The following term is hereby added to Section 1.1 in its appropriate alphabetical order:

         "        "Utilization Fee" shall mean the quarterly fee payable by the
         Borrower to the Administrative Agent for the account of and distribution to the Lenders pursuant to Section 4.5(g)."

         1.4 Section 4.5 is amended to add the following subsection in its appropriate alphabetical order:

         "        (g) Utilization Fee. To the extent and for so long as the
         average daily aggregate outstanding principal amount of the Loans at any time is equal to or exceeds one-half of the aggregate Commitments at such time, the Borrower shall pay to the Administrative Agent, for the account of and distribution to the Lenders which made such Loans, a Utilization Fee equal to 0.125% times such aggregate outstanding principal amount, such fee being payable quarterly in arrears on the last calendar day of each fiscal quarter of Borrower and on the Termination Date."

         1.5 Section 4.14 is amended by inserting the phrase ", utilization fees" after the phrase "facility fees" in the first sentence thereof.

         1.6 Section 9.13 is amended by inserting the phrase "and Utilization Fee" after the phrase "Facility Fee" in subsection (i) thereof.

         SECTION 2. CONDITIONS. As conditions precedent to the effectiveness of this Second Amendment, (i) the Borrower shall have delivered to the Administrative Agent this Second Amendment, duly executed and delivered, and such other documents as the Required Lenders or the Administrative Agent may reasonably request, (ii) the Borrower shall have paid to Bank of America such fees with respect hereto as separately agreed to between such parties, (iii) the Borrower shall have paid to the Administrative Agent for the account of each Lender executing this Second Amendment on or prior to the date hereof a consent fee equal to. 10% of such Lender's Commitment and (iv) the Administrative Agent shall have received executed counterparts of this Second Amendment from the Required Lenders.


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         SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants to the Lenders as of the date hereof that:

         3.1 The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof except for representations and warranties that speak as of a particular date, in which case such representations and warranties are true as of such date.

         3.2 After giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

         SECTION 4. GENERAL.

         4.1 Waiver of Certain Defaults. The Required Lenders hereby waive, subject to the effectiveness of this Second Amendment, any Event of Default which may exist under Section 9.6 of the Credit Agreement solely as a result of the Restructuring Charges causing a breach of the "Fixed Charge Coverage Ratio" covenant set forth in any agreement of one or more of the Consolidated Companies regarding Indebtedness, including without limitation the guaranties under the Existing Japanese Loan Agreements; provided that the foregoing waiver shall be immediately effective but shall be subject to the conditions subsequent that (i) effective waivers and/or amendments similar to those contained herein are in place and effective under such agreements by no later than the close of business on January 31, 2001 and (ii) no such other Indebtedness shall be accelerated (and this waiver shall terminate if condition
                  (i) is not satisfied in a timely manner or if such other Indebtedness shall be accelerated). The foregoing waiver is given in this instance only, shall not be construed as a consent to, or waiver or approval of, any violation of, or deviation from, any other term or condition of the Credit Agreement or any other Credit Document and shall not be construed to evidence the willingness of the Required Lenders to give any other or additional consent, waiver or approval, whether in similar or different circumstances.

         4.2 Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery of this Second Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Lenders to forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) as a waiver by the Lenders of any covenant, condition, term or provision of the Credit Agreement or any of the other Credit Documents except as expressly provided herein, and the failure of the Lenders to require strict performance by the Borrower or any other Credit Party of any provision thereof shall not waive, affect or diminish any right of the Lenders to thereafter demand strict compliance therewith. The Lenders hereby reserve all rights granted under the Credit Agreement, the other Credit Documents and this Second Amendment.


                                      -4-
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         4.3      Full Force and Effect. As hereby modified, the Credit
                  Agreement and each of the other Credit Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in all respects.

         4.4 Affirmation. The Borrower hereby agrees to pay on demand all reasonable costs and expenses of the Lenders in connection with the preparation, execution and delivery of this Second Amendment and all instruments and documents delivered in connection herewith.

         4.5 Successors and Assigns. This Second Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lenders and the respective successors and assigns of the Borrower and the Lenders.

         4.6 Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Second Amendment.

         4.7 Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF FLORIDA.

                                    * * * * *


                                      -5-
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         IN WITNESS WHEREOF, the Borrower and the Lenders have executed this
Second Amendment as of the 21st day of December, 2000.


                                    BORROWER:

                                    OFFICE DEPOT, INC.

                                    By:  /s/ Jeffrey H. Aiken
                                       ---------------------------------------
                                    Name: Jeffrey H. Aiken
                                         -------------------------------------
                                    Title: Senior Vice President
                                          ------------------------------------




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       SECOND AMENDMENT TO REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT

                                    LENDERS:

                                    SUNTRUST BANK, individually and as
                                    Administrative Agent

                                    By:   /s/ Gregory L. Cannon
                                       ----------------------------------------
                                    Name: Gregory L. Cannon
                                         --------------------------------------
                                    Title: Director
                                          -------------------------------------




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       SECOND AMENDMENT TO REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT




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                                    BANK OF AMERICA, N.A.

                                    By:   /s/ Timothy H. Spanos
                                       ----------------------------------------
                                    Name:  TIMOTHY H. SPANOS
                                         --------------------------------------
                                    Title: MANAGING DIRECTOR
                                          -------------------------------------




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        SECOND AMENDMENT TO REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT




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                                    CITIBANK, N.A

                                    By:   /s/ John F. Heuss
                                       ----------------------------------------
                                    Name:    JOHN F. HEUSS
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------



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       SECOND AMENDMENT TO REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT



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                                    BANK ONE, NA


                                    By:   /s/ Vincent R. Henchek
                                       ----------------------------------------
                                    Name: VINCENT R. HENCHEK
                                         --------------------------------------
                                    Title: VICE PRESIDENT
                                          -------------------------------------

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       SECOND AMENDMENT TO REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT



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                                    ROYAL BANK OF CANADA

                                    By: /s/ Lori A. Ross
                                       ----------------------------------------
                                    Name:   Lori Ross
                                         --------------------------------------
                                    Title: Manager
                                          -------------------------------------


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       SECOND AMENDMENT TO REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT

                                    HIBERNIA NATIONAL BANK By:

                                    By:   /s/ Connie Disbrow
                                       ----------------------------------------
                                    Name:  Connie Disbrow
                                         --------------------------------------
                                    Title:  Relationship Manager
                                          -------------------------------------



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       SECOND AMENDMENT TO REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT

                                    FIRST UNION NATIONAL BANK

                                    By:   /s/ Joan Anderson
                                       ----------------------------------------
                                    Name: Joan Anderson
                                         --------------------------------------
                                    Title:  Vice President
                                          -------------------------------------





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        SECOND AMENDMENT TO REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT